Acquisitions (FaceBank Group, Inc. Pre-Merger) (10-K)	3 Months Ended	6 Months Ended	12 Months Ended
	Mar. 31, 2020	Jun. 30, 2020	Dec. 31, 2019
Acquisitions
5.	Acquisitions

On April 1, 2020, we completed the Merger, as described in Note 1. In accordance with the terms of the Merger Agreement, all of the capital stock of fuboTV Pre-Merger was converted, at a stock exchange ratio of 1.82, into the right to receive 32,324,362 shares of Series AA Convertible Preferred Stock, a newly-created class of our Preferred Stock. Pursuant to the Series AA Certificate of Designation, each share of Series AA Convertible Preferred Stock is convertible into two shares of the Company’s common stock only in connection with the sale of such shares on an arms’-length basis either pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act or pursuant to an effective registration statement under the Securities Act. As of June 30, 2020, 27,412,393 shares of Series AA Convertible Preferred Stock were issued. In addition, each outstanding option to purchase shares of common stock of fuboTV Pre-Merger was assumed by FaceBank Pre-Merger and converted into options to acquire FaceBank Pre-Merger’s common stock at a stock exchange ratio of 3.64. In addition, in accordance with the terms of the Merger Agreement, the Company assumed 8,051,098 stock options issued and outstanding under the fuboTV Pre-Merger’s 2015 Equity Incentive Plan (the “2015 Plan”) with a weighted-average exercise price of $1.32 per share. From and after the Effective Time, such options may be exercised for shares of the Company’s common stock under the terms of the 2015 Plan.

The preliminary purchase price for the merger was determined to be $576.1 million, which consists of (i) $530.1 million market value ($8.20 per share stock price of the Company as of April 1, 2020) of 64.6 million common shares, (ii) $36.0 million related to the fair value of outstanding options vested prior to the Merger and (iii) $10.0 million related to the effective settlement of a preexisting loan receivable from fuboTV Pre-Merger. No gain or loss was recognized on the settlement as the loan was effectively settled at the recorded amount. Transaction costs of $0.9 million were expensed as incurred.

The Company accounted for the Merger as a business combination under the acquisition method of accounting. FaceBank Pre-Merger was determined to be the accounting acquirer based upon the terms of the Merger Agreement and other factors including: (i) FaceBank Pre-Merger’s stockholders own approximately 57% of the voting common shares of the combined company immediately following the closing of the Acquisition (54% assuming the exercise of all vested stock options as of the closing of the transaction) and (ii) directors appointed by FaceBank Pre-Merger will hold a majority of board seats in the combined company.

The following table presents a preliminary allocation of the purchase price to the net assets acquired, inclusive of intangible assets, with the excess fair value recorded to goodwill. The goodwill, which is not deductible for tax purposes, is attributable to the assembled workforce of fuboTV Pre-Merger, planned growth in new markets, and synergies expected to be achieved from the combined operations of FaceBank Pre-Merger and fuboTV Pre-Merger. The goodwill established will be included within a new fuboTV reporting unit. These estimates are provisional in nature and adjustments may be recorded in future periods as appraisals and other valuation reviews are finalized. Any necessary adjustments will be finalized within one year from the date of acquisition (in thousands).

Fair Value

Assets acquired:
Cash and cash equivalents	$8,040
Accounts receivable	5,831
Prepaid expenses and other current assets	976
Property & equipment	2,042
Restricted cash	1,333
Other noncurrent assets	397
Operating leases - right-of-use assets	5,395
Intangible assets	243,612
Goodwill	562,908

Total assets acquired	$830,534

Liabilities assumed
Accounts payable	$51,687
Accounts payable – due to related parties	14,811
Accrued expenses and other current liabilities	50,249
Accrued expenses and other current liabilities – due to related parties	34,109
Long term borrowings - current portion	5,625
Operating lease liabilities	5,395
Deferred revenue	8,809
Long-term debt, net of issuance costs	18,125
Deferred tax liabilities	65,613

Total liabilities assumed	$254,423

Net assets acquired	$576,111

The fair values of the intangible assets acquired were determined using the income and cost approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent Level 3 measurements as defined in ASC 820. The relief from royalty method was used to value the software and technology and tradenames. The relief from royalty method is an application of the income method and estimates fair value for an asset based on the expected cost to license a similar asset from a third-party. Projected cash flows are discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used for customer relationships. The cost to replace a given asset reflects the estimated reproduction or replacement cost for these customer related assets. The estimated useful lives and fair value of the intangible assets acquired are as follows (in thousands):

	Estimated Useful Life (in Years)	Fair Value

Software and technology	9	$181,737
Customer relationships	2	23,678
Tradenames	9	38,197

Total		$243,612

The deferred tax liabilities represent the deferred tax impact associated with the differences in book and tax basis, including incremental differences created from the preliminary purchase price allocation and acquired net operating losses. Deferred taxes associated with estimated fair value adjustments reflect an estimated blended federal and state tax rate, net of tax effects on state valuation allowances. For balance sheet purposes, where U.S. tax rates were used, rates were based on recently enacted U.S. tax law. The effective tax rate of the combined company could be significantly different (either higher or lower) depending on post-merger activities, including cash needs, the geographical mix of income, and changes in tax law. This determination is preliminary and subject to change based upon the final determination of the fair value of the acquired assets and assumed liabilities of fuboTV Pre-Merger.

For the three month period ended June 30, 2020, our condensed consolidated statement of operations included $67.3 million of revenues and a $67.3 million operating loss, which included $9.1 million of intangible asset amortization, from the acquisition of fuboTV Pre-Merger. Net loss attributable to common stockholders for the six months ended June 30, 2020 reflects $10.1 million of interest expense associated with a short-term loan issued in connection with the Merger. The following unaudited pro forma consolidated results of operations assume that the acquisition of fuboTV Pre-Merger was completed as of January 1, 2019 (in thousands, except per share data).

	Six months ended June 30
	2020	2019

Total revenues	102,514	62,680
Net loss attributable to common stockholders	(164,521)	(81,828)
Basic and diluted net loss per share attributable to common stockholders	(1.96)	(0.99)

Pro forma data may not be indicative of the results that would have been obtained had these events occurred at the beginning of the periods presented, nor is it intended to be a projection of future results.

FaceBank Group, Inc Pre-Merger [Member]
Acquisitions

Note 16 – Acquisition of fuboTV

As described in Note 1, on April 1, 2020, we consummated the acquisition of Pre-Merger fuboTV by the merger of Merger Sub into fuboTV, whereby fuboTV continued as the surviving corporation and became a wholly-owned subsidiary of FaceBank pursuant to the terms of the Merger Agreement.

In accordance with the terms of the Merger Agreement, all of the capital stock of fuboTV was converted into the right to receive 32,324,362 shares Series AA Preferred Stock, a newly-created class of stock. Pursuant to the Series AA Certificate of Designation, each share of Series AA Preferred Stock is convertible into two (2) shares of FaceBank’s common stock. In addition, each outstanding option to purchase shares of common stock of fuboTV was assumed by FaceBank and converted into an option to acquire FaceBank’s common stock. In addition, in accordance with the terms of the Merger Agreement, at the Effective Time the Company assumed 8,051,098 stock options issued and outstanding under the fuboTV Inc. 2015 Equity Incentive Plan (the “2015 Plan”) with a weighted-average exercise price of $1.32 per share. From and after the Effective Time, such options may be exercised for shares of FaceBank’s common stock under the terms of the 2015 Plan.

The preliminary purchase price amounted to $596.1 million which represents the $529.7 market value ($8.20 per share as of April 1, 2020) of 64.6 million common shares plus the $66.4 million value of 8.1 million stock options on an as-converted basis. This preliminary purchase price excludes transaction costs.

The Company will account for the Merger as a business combination under the acquisition method of accounting. As such, the purchase price will be allocated to the net assets acquired, inclusive of intangible assets, with any excess fair value recorded to goodwill. Since the closing date of the acquisition occurred subsequent to the end of the reporting period, the allocation of purchase price to the underlying net assets has not yet been completed. The Company will reflect the preliminary purchase price allocation in its consolidated financial statements for the year ending December 31, 2020.

Note 5 – Acquisitions

EAI acquisition

The EAI acquisition which occurred on August 8, 2018, was accounted for using acquisition method of accounting. The aggregate of the purchase price, plus net liabilities assumed was allocated to separately identifiable assets and the excess was recorded as goodwill. The preliminary allocation of the purchase price was based upon a valuation for which the estimates and assumptions are subject to change during the one-year measurement period, which ended August 7, 2019. During the year ended December 31, 2019, the Company recorded a measurement period adjustment to reduce acquisition date accrued expenses by $1.9 million, which resulted in a corresponding decrease to goodwill. In addition, during the year ended December 31, 2019, the Company recorded a lease settlement liability measurement period adjustment of $0.1 million which should have been accrued at the time of the acquisition. This lease settlement liability was settled during the first quarter of 2019 with the issuance of 18,935 shares (see Note 14).

The Company allocated the purchase consideration to the fair value of the assets acquired and liabilities assumed as summarized in the table below (in thousands except for share and per share amounts):

Fair Value
Consideration Paid:
Series X Convertible Preferred Stock (1,000,000 shares at a fair value of $211.50 per share)	$211,500
Purchase Price Allocation:
Property and equipment	22
Accounts payable	(2,291)
Accrued expenses	(3,205)
Notes payable (in default)	(3,634)
Warrant liability	(4,437)
Due to related parties and affiliates	(295)
Net liabilities assumed	(13,840)
Excess allocated to
Human animation technologies	123,436
Trademark and trade names	7,746
Animation and visual effects technologies	6,016
Digital asset library	6,255
Intangible assets	143,453
Deferred tax liability	(36,944)
Non- controlling interest	(29,224)
Goodwill	148,055
Total Purchase Price	$211,500

Proforma (Unaudited)

The following unaudited pro forma financial information presents combined results of operations as if the acquisition of Evolution AI Corporation and Pulse Evolution Corporation had occurred on January 1, 2018:

Year Ended December 31, 2018

Operating Revenues	$294
Net (Loss) Income	$(15,142)
Proforma EPS* - basic	$(0.78)
Proforma EPS* - dilutive	$(0.78)

*assumes Series X Preferred stock is converted into common stock

Facebank AG acquisition

On August 15, 2019, the Company acquired 100% of the issued and outstanding capital stock of Facebank AG in exchange for 2,500,000 shares of common stock, par value $0.0001 per share, of the Company. The acquisition was accounted for using the acquisition method accounting. The fair value of the Company’s common stock transferred as consideration in the acquisition was $19.95 million, which was determined using the closing Price of the Company’s stock as traded on the OTC. Facebank AG is a privately-owned Swiss holding company which, at the time of acquisition, owned a minority interest in Nexway AG, and had entered into a binding agreement to acquire an aggregate 62.3% majority interest in Nexway AG. On September 16, 2019, Facebank AG completed its acquisition of a majority interest in Nexway AG, which is further discussed below. Facebank AG also owns 100% of SAH, a French joint stock company and investor in the global luxury, entertainment and celebrity focused industries that directly or indirectly holds investments in multiple other subsidiaries.

The acquisition of Facebank AG was considered immaterial as defined by ASC 805, Business Combinations.

Purchase Price Allocation

The following table summarizes the preliminary allocation of the purchase price to the assets acquired and liabilities assumed for the Facebank AG acquisition (in thousands):

Cash	$329
Accounts receivable	3,709
Property and equipment	16
Investments	5,671
Financial assets as fair value	2,275
Intangible assets – customer relationships	2,241
Intangible assets – intellectual property	1,215
Intangible assets – trade names and trademarks	843
Goodwill	28,541
Accounts payable	(64)
Accrued expenses	(802)
Deferred taxes	(1,161)
Long-term borrowings	(22,863)
Stock purchase price	$19,950

The liabilities assumed in the acquisition include long-term borrowings with an acquisition-date fair value of $22.9 million. SAH is the borrower under a EUR 20.0 million bond due March 31, 2014 and an interest rate of 7%. The principal amount outstanding under the borrowing was EUR 14.5 million and EUR 16.7 million at August 15, 2019 (acquisition date) and December 31, 2019, respectively.

At August 15, 2019, SAH was also the borrower under a EUR 5.0 million term loan with Highlight Finance Corp. as the lender and an interest rate of 4.0%. The term loan was effectively settled as part of Facebank AG’s acquisition of Nexway AG and Highlight Finance Corp. on September 19, 2019 and is not outstanding at December 31, 2019. Refer to the following section for further discussion on the acquisition of Nexway AG and Highlight Finance Corp.

Nexway AG Acquisition

On September 16, 2019, Facebank AG, a wholly owned subsidiary of the Company, acquired 333,420 shares, or approximately 51%, of Nexway and 35,000 shares, or approximately 70%, of Highlight Finance Corp. (“HFC”) (the “Nexway AG Acquisition”). Prior to the acquisition, Facebank AG owned 74,130 shares of Nexway, representing approximately 11.3% of the outstanding common shares of Nexway. Nexway is a Karlsruhe-based and Germany-listed software and solutions company, which provides a subscription-based platform for the monetization of intellectual property, principally for entertainment, games and security software companies, through its proprietary merchant presence in 180 different countries. HFC is a British Virgin Islands company with a EUR 15.0 million term bond facility issued and outstanding.

The acquisition was accounted for using the acquisition method accounting. The aggregate consideration of approximately ($5.3 million) equaled the sum of cash paid ($2.2 million), the fair value of bonds issued ($1.8 million), and the fair value of the Nexway shares previously owned by Facebank AG ($1.1 million), less the fair value of Facebank AG debt effectively settled as a result of the acquisition ($10.4 million). Goodwill related to the Nexway AG Acquisition is not deductible for tax purposes.

The Company did not apply pushdown accounting to its acquisition of Nexway.

Purchase Price Allocation

The following table summarizes the preliminary allocation of the purchase price to the assets acquired, liabilities assumed and noncontrolling interest for the Nexway AG Acquisition (in thousands):

Cash	$4,152
Accounts receivable	12,900
Prepaid expenses	1,169
Inventory	61
Property and equipment	213
Intangible assets – customer relationships	2,241
Intangible assets – intellectual property	1,215
Intangible assets – trade names and trademarks	843
Goodwill	45,900
Right-of-use assets	3,594
Accounts payable	(28,381)
Accrued expenses	(16,747)
Current portion of lease liability	(756)
Deferred income taxes	(450)
Other long-term liabilities	(193)
Lease liability	(2,838)
Long-term borrowings	(24,609)
Noncontrolling interests	(3,582)
Consideration transferred	$(5,268)

The liabilities assumed in the acquisition include long-term borrowings with an acquisition-date fair value of $24.6 million. Nexway AG is the borrower of EUR 12.0 million secured notes, of which EUR 7.5 million was outstanding upon the acquisition on September 19, 2019. The Nexway borrowing has a maturity date of September 8, 2023 and interest rate of 6.5%. HFC is the borrower under a EUR 15.0 million bond due April 30, 2024 and an interest rate of 4%. All of the HFC bond was outstanding as of September 19, 2019 and December 31, 2019. The negative consideration transferred noted above was included with goodwill as of December 31, 2019.

The Company has determined that because of the continuing losses and poor financial condition of Nexway AG, that the intangible assets and goodwill acquired in the acquisition of Nexway AG were required to be impaired in full as of December 31, 2019.

Proforma – Nexway AG

The following unaudited pro forma financial information for the year ended December 31, 2019 and 2018 presents combined results of operations as if the Nexway AG Acquisition had occurred on January 1, 2018 (in thousands):

	Year Ended December 31,
	2019	2018

Operating Revenues	$14,928	$25,289
Net (Loss) Income	$(44,088)	$(9,763)
Proforma EPS – basic and diluted	$(1.98)	$(2.18)